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                                                                      Exhibit 23




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-80871, 33-98148 and 33-98150) of Transpro, Inc. of our report dated June 22, 2004 relating to the financial statements of Transpro, Inc. 401(k) Savings Plan, which appears in this Form 11-K.





/s/ PricewaterhouseCoopers LLP

Hartford, CT
June 24, 2004